PPM FUNDS

SUPPLEMENT DATED DECEMBER 6, 2019 TO
THE PROSPECTUS DATED APRIL 30, 2019, AS AMENDED JUNE 5, 2019, JULY 8, 2019, JULY 24, 2019 AND AUGUST 2, 2019

PPM Core Plus Fixed Income Fund
PPM Floating Rate Income Fund
PPM High Yield Core Fund
PPM Long Short Credit Fund
PPM Large Cap Value Fund
PPM Mid Cap Value Fund
PPM Small Cap Value Fund
(each, a “Fund,” and collectively, the “Funds”)
PKPIX PKFIX PKHIX PKLIX PZLIX PXMIX PZSIX

This supplement provides new and additional information pertaining to the Funds that affects information contained in the Funds’ Prospectus and should be read in conjunction with the Prospectus.

The last three paragraphs on the cover of the Prospectus are deleted and replaced with the following:
You may elect to receive shareholder reports and other communications from the Funds electronically by doing one of the following:

• Calling 1-844-446-4PPM (1-844-446-4776)
• Logging into your account online
• Contacting your financial intermediary (such as a broker-dealer or bank), if you hold Fund shares through a financial intermediary

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the PPM Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on PPM America’s website (www.ppmamerica.com/ppmfunds/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you hold your shares directly with the Funds and wish to continue receiving paper copies of your shareholder reports, you may elect to do so by contacting the Funds at the phone number listed above or by logging into your account online. If you hold your shares through a financial intermediary, you may elect to continue receiving paper copies of your shareholder reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all PPM Funds that you hold directly or all PPM Funds you hold through your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

In the section of the Prospectus entitled “Fund Summaries,” for PPM Core Plus Fixed Income Fund and PPM Small Cap Value Fund only, the second paragraph under the heading “Purchase and Redemption of Fund Shares” shall be deleted and replaced with the following:
You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail). Purchases and redemptions of certain Funds may also be made through an authorized financial intermediary. Although the Fund does not impose any sales charges on Fund shares, if you purchase or sell Fund shares through a financial intermediary, you may separately pay a commission to your financial intermediary on your purchase and sale of Fund shares, which is not reflected in this prospectus. Please contact your financial intermediary for additional information.

In the section of the Prospectus entitled “Fund Summaries,” for PPM Core Plus Fixed Income Fund and PPM Small Cap Value Fund only, the following paragraph shall be added at the end of the section entitled “Purchase and Redemption of Fund Shares,” following the section entitled “Tax Information”:

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a financial intermediary, PPM may pay the financial intermediary for services provided to the Fund and its shareholders. PPM may also pay the financial intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

In the section of the Prospectus entitled “Glossary of Risks,” the first sentence of the description of “Foreign Regulatory Risk” is deleted and replaced with the following:

Foreign regulatory risk – PPM is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the US, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom.

The second paragraph under “Investment Adviser” in the section of the Prospectus entitled “Management of the Funds” is deleted and replaced with the following:
PPM is an indirect, wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom (“UK Parent”). PPM was founded in 1990 to provide investment management services primarily to affiliates of the UK Parent. The UK Parent and its affiliated companies constitute one of the world’s leading financial services groups. The UK Parent is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the US, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom. As of December 31, 2018, PPM managed approximately $108.3 billion of assets for internal, institutional and retail mandates worldwide.

The section of the Prospectus entitled “Opening an Account” is hereby deleted and replaced with the following:
If you meet the eligibility requirements, you may obtain an account application or request more information about opening an account by calling the Fund’s Transfer Agent at 1-844-446-4PPM (1-844-446-4776). You may also visit https://www.ppmamerica.com/ppmfunds. For certain Funds, you may be able to open an account by contacting your financial intermediary.
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call PPM to request an account application, be sure to state what type of account you want to open to ensure that you receive the correct application. If you open an account through a financial intermediary, they typically will assist you in completing the necessary account application.
Under Federal law, all financial institutions, including mutual funds, are required to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked to provide certain identifying information and documentation, examples of which are set out below. Failure to provide this information may result in a delay in processing your application:
•	The account holder’s tax ID number or social security number and date of birth.
•
For entities, a copy of the official documentation that verifies the entity and lists the authorized individual(s) such as: registered articles of incorporation, government-issued business license, partnership agreement, or plan documents.

•	For a trust account, a copy of the trust document including the title and signature pages.
•	The account holder’s street address - P.O. Box addresses are not accepted. If any joint owner has a different address than the account registration, it must be indicated on the application.
•	The account holder or an authorized individual’s signature.
A new account application must be received by the Transfer Agent or financial intermediary with all the necessary information, sometimes referred to as “in good order,” prior to accepting your payment for shares. Any application that is sent to the Transfer Agent or financial intermediary does not constitute a purchase order until the Transfer Agent or financial intermediary processes the application and receives correct payment via the acceptable method as specified in the account application (by check, wire transfer or ACH).

The fifth paragraph of the section of the Prospectus entitled “How to Buy Fund Shares” is hereby deleted and replaced with the following:
Your order to buy or exchange shares will be processed at the NAV next calculated after your order is received in good order by the Funds’ Transfer Agent or your financial intermediary. If your payment is received via wire after the time as of which the NAV is calculated for the day, your funds may be held until the next Business Day. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

The first paragraph of the section of the Prospectus entitled “How to Sell Shares” is hereby deleted and replaced with the following:
Each Fund redeems its shares continuously, and you may redeem all or any portion of your Fund shares on any Business Day. Your redemption will be processed at the next determined NAV calculated after your redemption order is received in good order by the Funds’ Transfer Agent or your financial intermediary.

The following section is hereby added to the section of the Prospectus entitled “Other Account Policies”:

Certain financial intermediaries, which may include financial services companies, broker-dealers, banks or other authorized agents that qualify as eligible investors, may be authorized to accept orders for purchase, exchange and redemption on behalf of certain Funds. An order properly received by a financial intermediary will be deemed to have been accepted by the respective Fund. If you buy, exchange or redeem shares through a financial intermediary, you will pay or receive the Fund’s NAV per share next calculated after receipt and acceptance of the order by the financial intermediary, after subtracting any transaction charge imposed by the financial intermediary. The financial intermediary’s procedures will apply in lieu of purchase, exchange and redemption procedures described in this Prospectus. Please contact your financial intermediary for more information on its procedures.

If you attempt to purchase Fund shares through an unauthorized intermediary, your purchase request will be rejected. Please contact your financial intermediary or PPM Funds at 1-844-446-4PPM (1-844-446-4776) to confirm whether your financial intermediary is eligible to purchase Fund shares and, if so, how purchases, redemptions or exchanges may be made.

Some financial intermediaries charge a fee for accounting and shareholder services that the intermediary provides to Fund shareholders on the Fund’s behalf. These services may include recordkeeping, transaction processing for shareholders’ accounts and other services. This fee may be based on the number of accounts or may be a percentage of the average value of accounts for which the financial intermediary provides services. PPM pays financial intermediaries for all or a portion of these accounting and shareholder services and for distribution services performed with respect to the Funds. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling Fund shares rather than other investments, particularly where such payments exceed those associated with other investments. Please contact your financial intermediary for more information about payments it may receive from PPM.

The following paragraph is hereby added to the section of the Prospectus entitled “Householding”:

If you hold your shares of a Fund through a financial intermediary, please contact your financial intermediary to opt out of householding.

The section of the Prospectus entitled “Market Timing Policies” is hereby deleted and replaced with the following:

“Market Timing” Policy
The interests of a Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other investors in the Fund. Such short-term trading activity, when excessive, has the potential to, among other things, compromise efficient portfolio management, generate transaction and other costs, and dilute the value of Fund shares held by long-term shareholders. This type of excessive short-term trading activity is referred to herein as “market timing.” The Funds are not intended to serve as vehicles for market timing. The Board has adopted policies and procedures with respect to market timing which include the monitoring of “round-trips” by investors. A round-trip is a purchase (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the same Fund’s shares. If a round trip by an investor is identified within 10 business days, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period.
The policies and procedures described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies will be totally effective in this regard. The Funds rely on the Administrator to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.
Each Fund may, in its discretion, suspend, and may permanently terminate, the purchase privileges or the purchase portion of exchange privileges of any investor who engages in trading activity that the Fund believes would be disruptive to the Fund. Although each Fund will attempt to give prior notice of a suspension or termination of such privileges when it is reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. Such restriction typically is placed in the account immediately after such disruptive trading is determined to be occurring.
The Funds may receive purchase and sale orders through intermediaries and cannot always identify or reasonably detect short-term or excessive trading that may be facilitated by those intermediaries or by the use of omnibus accounts by those intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds, making it more difficult to locate and eliminate short-term or excessive trading. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made by an individual investor as the Funds, or they may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that short-term or excessive trading activity will occur in the Funds.
Although the Funds will take steps to detect and deter abusive trading pursuant to policies and procedures approved by the Board of Trustees, there are no assurances that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.
The Funds’ policies and procedures regarding excessive trading may be modified by the Board of Trustees at any time.

PPM FUNDS

SUPPLEMENT DATED DECEMBER 6, 2019 TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2019, AS AMENDED JUNE 5, 2019, JULY 24, 2019 AND AUGUST 2, 2019

This supplement provides new and additional information pertaining to the Funds that affects information contained in the Funds’ Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

The third paragraph under “Selection of Trustee Nominees” in the section of the Statement of Additional Information entitled “TRUSTEES AND OFFICERS OF THE TRUST” is deleted and replaced with the following.

Shareholders should note that a person who owns securities issued by Prudential plc, a publicly-traded company incorporated in the United Kingdom, would be deemed an “interested person” under the 1940 Act.  Prudential plc serves as the ultimate parent company to the Adviser, Administrator and Distributor (the “UK Parent”), and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom.  In addition, certain other relationships with the UK Parent or its subsidiaries, with registered Broker Dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

The last paragraph of the section of the Statement of Additional Information entitled “PRINCIPAL HOLDERS OF THE TRUST’S SHARES” is deleted and replaced with the following:
A shareholder who owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. The Adviser has the authority to vote proxies on behalf of The Prudential Assurance Company Ltd and Jackson National Life Insurance Company, and the Adviser would vote their shares in the manner set forth in the Trust’s policies to ensure that their votes do not have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

The following information shall be added following the section of the Statement of Additional Information entitled “PURCHASES, REDEMPTIONS AND PRICING OF SHARES”:

Shares Purchased and Redeemed through Intermediaries. Shares of certain Funds may be purchased and redeemed through certain unaffiliated financial services companies, broker-dealers, banks or other authorized agents that qualify as eligible investors, as set forth in the Prospectus.

An authorized financial intermediary accepts purchase and sale orders of certain Funds pursuant to an agreement between the Adviser and the intermediary. Any purchase or sale is made at the NAV next determined after receipt and acceptance of the order by the financial intermediary. Federal securities laws require financial intermediaries to segregate any orders received on a business day after the close of regular session trading on the NYSE and transmit those orders separately for execution at the NAV next determined after that business day.

Certain financial intermediaries or their delegates perform recordkeeping, administrative and/or shareholder servicing services for their customers. In some circumstances, the Adviser will pay the financial intermediary for providing these services. The Adviser will also pay certain financial intermediaries or their delegates for distribution services performed with respect to the Funds. Although purchases and redemptions may generally be done directly with the Funds at no charge, certain financial intermediaries may charge a transaction-based or other fee for their services. Those charges are retained by such financial intermediaries and are not shared with the Funds, the Adviser or JNLD.
The Adviser is subject to supplemental compensation payment requests by certain financial intermediaries whose customers may purchase Fund shares. In its discretion, the Adviser may make payments to an intermediary for various purposes. These payments do not increase the amount paid by you or the Funds, as they are paid from the Adviser’s legitimate profits in what is generally referred to as “revenue sharing.”
Revenue sharing payments are generally a percentage of an account’s average annual net assets. The Adviser may make these payments to an intermediary for various purposes, including for administrative services such as record keeping, sub-accounting for shareholder accounts, client account maintenance support, statement preparation, transaction processing, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for services such as setting up the Funds on an intermediary’s mutual fund trading system.  Revenue sharing payments are not made through brokerage commissions as the Funds and the Adviser do not consider sales of Fund shares as a factor in the selection of broker dealers to execute portfolio transactions for the Funds.
These payments may provide your intermediary or salesperson with an incentive to favor shares of the Funds over sales of shares of other mutual funds or investments. Ask your salesperson or visit your intermediary’s website for more information. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares, and you should discuss this matter with your intermediary and its representatives. The Funds may use an intermediary that offers and sells shares of the Funds to execute portfolio transactions for the Funds.